Rule 497(e)
File Nos. 333-203855; 811-23054

EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Empower Life & Annuity Insurance Company of New York
_____________________________
Supplement dated June 1, 2023
to the Prospectus dated May 1, 2023
This Supplement dated June 1, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Background
Effective on our about September 1, 2023, the Guarantee Benefit Fee is being decreased from 1.20% to 0.90%. Accordingly, effective September 1, 2023, the Prospectus is revised as follows:
Important Information You Should Consider About the Contract
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	The Contract does not impose any charge for early withdrawal.
Transaction Charges	The Contract does not impose any transaction charges.	Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year.
Please refer to your Contract specifications page, if any, for information about the specific fees you will pay each year. The fees and expenses don’t reflect advisory fees that are paid to investment advisers from your Contract Value. If such charges were reflected, such fees and expenses would be higher.
				Fee Tables; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.70%	2.60%
	Investment options (Fund fees and expenses)[2]	0.62%	0.62%
	1 As a percentage of average Contract Value. [2] As a percentage of Covered Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

Lowest Annual Cost: $1,162	Highest Annual Cost: $2,177
Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees	Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees
Fee Tables
The following tables describe the fees and expenses that you, as a Contractowner, will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page, if applicable, for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or make withdrawals from the Contract or Transfer cash value from the Covered Fund. State Premium Tax may also be deducted.
GLWB Participant Transaction Expenses
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Transfer Fee	None
The next table describes the fees that you will pay each year during the time that you are a GLWB Participant under the Contract (not including Covered Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Current Fee
Administrative Expenses[1]	$100.00	$0.00
Base Contract Expenses (as a percentage of average GLWB Participant Account Value)[2]	2.60%	0.90%
1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.
2 Base Contract Expenses include the Variable Asset Charge and Guarantee Benefit Fee. We reserve the right to collect a Variable Asset Charge at an annual rate of no more than 1% of the average GLWB Participant Account Value, which would be deducted on a daily basis. But currently no Variable Asset Charge applies. The Guarantee Benefit Fee, which may range from a minimum of 0.70% to a maximum of 1.50% is assessed separately on each Covered Fund in which you invest after the Benefit Base is established with respect to the Covered Fund.

The next item shows the minimum and maximum total operating expenses charged by the Covered Fund as of December 31, 2022 that you may pay periodically during the time that you participate in the Contract. A complete list of the Covered Fund(s) available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Covered Fund Available Under the Contract.
Annual Covered Fund Operating Expenses	Minimum %	Maximum %
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.62	0.62
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contractowner administrative expenses, Base Contract Expenses and Covered Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are Contract specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Covered Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Individual Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$2,563.00	$7,867.00	$13,418.00	$28,484.00
(2) If you annuitize your Contract or do not surrender your Individual Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$2,563.00	$7,867.00	$13,418.00	$28,484.00
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•The maximum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.90%.
You will pay the Guarantee Benefit Fee for Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. For the Empower SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate Contract Value to the Variable Account that invests in the fund).
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of the Covered Fund Value. The Guarantee Benefit Fee compensates Empower for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 0.90% of Covered Fund Value.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023.
Please read this Supplement carefully and retain it for future reference.